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                                                                    Exhibit 99.5

     99.5 Certification of Principal Financial Officer Pursuant to 18 U.S.C.
          Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002).

                  Certification of Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Gary Rever, Chief Financial Officer (principal financial officer) of Avatech Solutions, Inc. (the "Registrant"), hereby certify that to the best of my knowledge, based upon a review of the Report on Form 8-K for the period ended September 30, 2002 of the Registrant (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

  /s/ Gary Rever
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Name: Gary Rever
Date: January  31, 2003